Exhibit 10.39

ENGLISH TRANSLATION OF SUPPLEMENTAL EMPLOYMENT AGREEMENT

Supplemental Employment Agreement

THIS SUPPLEMENTAL AGREEMENT (the “Agreement”) is entered into as of January 24, 2011 by and between China Dredging Group Co., Ltd., (“Party A”) and Fangjie Gu (the “Party B”) (collectively the “Parties”; individually a “Party”).

WHEREAS, the Parties signed the Employment Agreement on August 26, 2010  (hereafter referred to as “China Dredging Employment Agreement”);

WHEREAS, Fujian Xing Gang Port Service Co., Ltd. (hereafter referred to as “Fujian Service” )and Party B have entered in to the Employment Agreement on January 24, 2011 (hereafter referred to as “Fujian Service Employment Agreement”);

WHEREAS, the Parties intend to modify or revise the relevant provisions in the China Dredging Employment Agreement.

NOW, THEREFORE, based on the principle of equality, voluntariness and unanimity through consultation，the Parties agree as follows:

1.  Salary.  Article 3 of the China Dredging Employment Agreement shall be modified as follows:

All the remuneration under the China Dredging Employment Agreement, including but not limited to the salary and benefit of the Party B for his position as the Chief Operating Officer of Party A, are covered by Fujian Service Employment Agreement and shall be paid by Fujian Service. Except for the remuneration stipulated in Fujian Service Employment Agreement, Party B is not entitled to any other salary, benefit or other remuneration in his capacity in China Dredging.

2.  Prevail. Except for the modified matters hereunder, the other provisions under the China Dredging Employment Agreement are still in effect and binding.  In the case there is any discrepancy between the provisions of the China Dredging Employment Agreement and those of this Agreement, the provisions in this Agreement shall prevail.

3.  Language and Copies of the Agreement.  This Agreement shall be executed in Chinese and English in two (2) original copies.  The Chinese version shall prevail in case of conflict.  Each Party shall receive one (1) original copy, all of which shall be equally valid and enforceable.

4.  Effective Date. This Agreement shall become effective as of the date that the legal representatives or authorized representatives of Party A and Party B sign and affix the seals respectively.

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IN WITNESS WHEREOF, the undersigned has hereunto caused this Agreement to be executed as of the day and year first above written.

Party A: China Dredging Group Co., Ltd.

By:	Lin Qing

/s/ Lin Qing

Party B : Fangjie Gu

/s/ Fangjie Gu